                                                                    EXHIBIT 10.1

                              SHAREHOLDER AGREEMENT

         This Shareholder Agreement (the "Agreement") is made as of June 15, 1998 by and among Joseph M. Grant; Theodore H. Strauss; The Makel Family Partnership 1995, Ltd.; G&M Partners, Ltd.; Cargill Lakes Partners, Ltd.; Cargill Capital Partners, Ltd.; JAKS Partners, Ltd.; Gregory B. Hultgren; Rose Hultgren; and Raleigh Hortenstine III (each a "Shareholder" and, collectively, the "Shareholders") and Texas Capital Bancshares, Inc., a Texas corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, each Shareholder owns or controls the issued and outstanding shares of capital stock of the Company set forth on Exhibit A hereto (the "Stock"); and

         WHEREAS, the Company and each Shareholder desire to enter into certain agreements regarding the ownership of the Stock.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Shareholders and the Company, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   CALL OPTION

         1.1 Grant of Option. Each Shareholder hereby severally grants to the Company an option to require such Shareholder to sell to the Company, and each Shareholder is obligated to sell to the Company under this option (the "Call Option"), the percentage of its total shares of Stock set forth in Section 1.2, if, at any time on or before December 10, 2001, such Shareholder voluntarily resigns as an officer, director, and/or consultant, whichever is applicable to such Shareholder, of the Company and/or Texas Capital Bank, N.A., whichever is applicable to such Shareholder (the "Termination Date"); provided, however, that notwithstanding anything contained herein to the contrary, (i) it is expressly agreed and understood that the occurrence of any of the following events shall not constitute a voluntary resignation or the occurrence of a Termination Date:
(a) death of a Shareholder; (b) permanent disability of a Shareholder; or (c) resignation by a Shareholder at any time following a Change of Control (as defined below), and (ii) upon the occurrence of any of the events described in
(a)-(c) above, the Stock owned by such Shareholder, immediately prior to the occurrence of such event, shall no longer be subject to the Call Option. As used herein, "Change of Control" shall mean the change in beneficial ownership of an aggregate of more than 50% of the outstanding shares of common stock of the Company, in one or more transactions, compared to the ownership of outstanding shares of common stock of the Company as of December 31, 1998.

The Company may exercise the Call Option with respect to a Shareholder any time after a Termination Date regarding such Shareholder and before 90 days after such Termination Date (the "Call Option Period").

         1.2 Stock Covered by Call Option. The percentage of the total shares of Stock held by a Shareholder that is subject to the Call Option is set forth below:

        Termination Date                                        Percentage
        ----------------                                        ----------
        June 15, 1998 - December 10, 1998                          100%
        December 11, 1998- December 10, 1999                        60%
        December 11, 1999 - December 10, 2000                       40%
        December 11, 2000 - December 10, 2001                       20%
        December 11, 2001 and thereafter                             0%

         1.3 Call Price. In the event that the Company exercises the Call Option, the price to be paid in cash to each Shareholder for each share of Stock purchased by the Company will be equal to the par value of such share of Stock.

         1.4 Exercise of Call Option. The Call Option may be exercised during the Call Option Period with respect to a percentage set forth in Section 1.2 of the number of shares of Stock set forth on Exhibit A in respect of the Shareholder that was subject to a Termination Date (the "Subject Shares"), by the Company giving notice to such Shareholder during the Call Option Period of the election of the Company to exercise the Call Option, and the date of the Call Option Closing (as defined below), which will be within at least sixty (60) days after the date of such notice.

         1.5 Call Option Closing. The closing for the purchase and sale of all the Subject Shares will take place at the office of the Company, on the date specified in such notice of exercise (the "Call Option Closing"). At the Call Option Closing, the Shareholder will deliver the certificate or certificates representing the Subject Shares, duly endorsed in blank. In consideration therefor, the Company will deliver to each Shareholder the purchase price, which will be payable in immediately available funds.


                                   ARTICLE II
                                  MISCELLANEOUS

         2.1 Default. It is agreed that a violation by any party of the terms of this Agreement cannot be adequately measured or compensated in money damages, and that any breach or threatened breach of this Agreement by a party to this Agreement would do irreparable injury to the nonbreaching party. It is, therefore, agreed that in the event of any breach or threatened breach by a party to this Agreement of the terms and conditions set forth in this Agreement, the nondefaulting party will be entitled, in addition to any and all other rights and remedies that it may have in law or in equity, to apply for and obtain injunctive relief requiring the defaulting party to be restrained from any such breach, or threatened breach or to refrain from a continuation of any actual breach.

         2.2 Headings. The headings in this Agreement are for convenience and reference only and are not part of the substance of this Agreement.

         2.3 Severability. The parties to this Agreement expressly agree that it is not their intention to violate any public policy, statutory or common law rules, regulations, or decisions of any governmental or regulatory body. If any provision of this Agreement is judicially or administratively interpreted or construed as being in violation of any such policy, rule, regulation, or decision, the provision, section, sentence, word, clause, or combination thereof causing such violation will be inoperative (and in lieu thereof there will be inserted such provision, sentence, word, clause, or combination thereof as may be valid and consistent with the intent of the parties under this Agreement) and the remainder of this Agreement, as amended, will remain binding upon the parties to this Agreement, unless the inoperative provision would cause enforcement of the remainder of this Agreement to be inequitable under the circumstances.

         2.4 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication be given to or served upon any of the parties by another, such notice, demand, request, consent, approval, declaration, or other communication will be in writing and will be deemed to have been validly served, given, or delivered (and "the date of such notice" or words of similar effect will mean the date) five (5) days after deposit in the United States mails, certified mail, return receipt requested, with proper postage prepaid, or upon receipt thereof (whether by non-certified mail, telecopy, telegram, express delivery, or otherwise), whichever is earlier, and addressed to the party to be notified as follows:

         If to the Company, at:    Texas Capital Bancshares, Inc.
                                   5910 N. Central Expressway
                                   Suite 1000
                                   Dallas, Texas  75206
                                   Attn:  Joseph M. Grant
                                   Fax:  (214) 890-5895
        with courtesy copies to:  Patton Boggs LLP
                                      2200 Ross Avenue, Suite 900
                                      Dallas, Texas  75201
                                      Attn: Charles P. Miller, Esq.
                                      Fax:  (214) 871-2688

         If to a Shareholder, at:     the address set forth with the name
                                      of such Shareholder on the signature
                                      page hereto

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering the courtesy copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies of the actual notice will in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication. No notice, demand, request, consent, approval, declaration, or other communication will be deemed to have been given or received unless and until it sets forth all items of information required to be set forth therein pursuant to the terms of this Agreement.

         2.5 Successors. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

         2.6 Remedies. The failure of any party to enforce any right or remedy under this agreement, or to enforce any such right or remedy promptly, will not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations under this Agreement. Any waiver of any such right or remedy by any party must be in writing and signed by the party against which such waiver is sought to be enforced.

         2.7 Counterparts. This Agreement may be executed in any number of counterparts, which will individually and collectively constitute one agreement.

         2.8 CHOICE OF LAW. THIS AGREEMENT HAS BEEN EXECUTED, DELIVERED, AND ACCEPTED BY THE PARTIES IN WILL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF TEXAS AND WILL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF TEXAS APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                                    THE COMPANY:

                                    TEXAS CAPITAL BANCSHARES, INC.


                                    By: /s/ JOSEPH M. GRANT
                                       ---------------------
                                            Joseph M. Grant
                                            Chairman and Chief Executive Officer



                                    THE SHAREHOLDERS:


                                    /s/ JOSEPH M. GRANT
                                    ---------------------------------------
                                    Joseph M. Grant

                                    Address for Notice:

                                    3510 Turtle Creek #6C
                                    Dallas, TX 75219


                                    /s/ THEODORE H. STRAUSS
                                    ---------------------------------------
                                    Theodore H. Strauss

                                    Address for Notice:


                                    ---------------------------------------

                                    ---------------------------------------

                                    ---------------------------------------

                                    /s/ LARRY A. MAKEL
                                    ---------------------------------------
                                    Larry A. Makel, General Partner
                                    The Makel Family Partnership 1995, Ltd.

                                    Address for Notice:

                                    3833 Centenary Ave.
                                    Dallas, TX 75225


                                    /s/ GEORGE F. JONES, JR.
                                    ---------------------------------------
                                    George F. Jones, Jr., General Partner
                                    G& M Partners, Ltd.

                                    Address for Notice:

                                    3525 Turtle Creek Blvd. #12D
                                    Dallas, TX 75219

                                    /s/ C. KEITH CARGILL
                                    --------------------------------------
                                    C. Keith Cargill, President
                                    Cargill Lakes, Inc., General Partner
                                    Cargill Lakes Partners, Ltd.

                                    Address for Notice:

                                    1204 Bowie Ct.
                                    Southlake, TX 76092


                                    /s/ DAVID L. CARGILL
                                    --------------------------------------
                                    David L. Cargill, General Partner
                                    Cargill Capital Partners, Ltd.

                                    Address for Notice:

                                    5943 Lindenshire Lane
                                    Dallas, TX 75230


                                    /s/ VINCE A. ACKERSON
                                    --------------------------------------
                                    Vince A. Ackerson, President
                                    JAKS Company, Inc., General Partner
                                    JAKS Partners, Ltd.

                                    Address for Notice:

                                    604 Bellmead Ct.
                                    Allen, TX 75013


                                    /s/ GREGORY B. HULTGREN
                                    --------------------------------------
                                    Gregory B. Hultgren

                                    /s/ ROSE HULTGREN
                                    --------------------------------------
                                    Rose Hultgren

                                    Address for Notice:

                                    6512 Mercedes Ave.
                                    Dallas, TX 75214


                                    /s/ RALEIGH HORTENSTINE III
                                    --------------------------------------
                                    Raleigh Hortenstine III

                                    Address for Notice:

                                    6316 Douglas Avenue
                                    Dallas, TX 75205

                                   EXHIBIT "A"
                      FOUNDERS STOCK SUBJECT TO CALL OPTION


                                                                    Amount
                                                                 Beneficially
    Name of Beneficial Owner                                        Owned
    ------------------------                                     ------------
    Joseph M. Grant                                                283,022
    Theodore H. Strauss                                             43,378
    Larry A. Makel (The Makel Family Partnership 1995, Ltd.)        64,000
    George F. Jones, Jr. (G&M Partners, Ltd.)                       64,000
    C. Keith Cargill (Cargill Lakes Partners, Ltd.)                 64,000
    David L. Cargill (Cargill Capital Partners, Ltd.)               64,000
    Gregory B. Hultgren & Rose Hultgren, tenants-in-common          29,155
    Raleigh Hortenstine III                                         35,555
                                                                   -------
                                                                   711,110